RATE CAP TRANSACTION CONFIRMATION

Date:	May 04, 2007
To:
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2 ("Counterparty")
c/o Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee

Address:	Wells Fargo Bank, N.A. 9062 Old Annapolis Road
Columbia MD
21045 USA
Phone:	410-884-2000
Fax:	410-715-2380
Attention:	Client Manager - HASCO 2007-HE2
From:	Wachovia Bank, N.A. ("Wachovia")
Ref. No:	1873068

Dear Client Manager:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of May 04, 2007, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation Period on Attachment I hereto
Term:
Trade Date:	May 04, 2007
Effective Date:	October 25, 2007
Termination Date:	May 25, 2014 , subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Amount Payer:	Counterparty
Fixed Amount:	USD 884,000.00
Payment Date:	May 04, 2007

Floating Amounts:

Floating Rate Payer:	Wachovia
Cap Rate:	6.00%
Period End Dates:	Monthly on the 25th of each month commencing November 25, 2007, through and including the Termination Date
Payment Dates:
Monthly on the 1st New York Banking Day preceding each Period End Date, commencing November 23, 2007, through and including May 23, 2014. Notwithstanding the provisions of Section 4.9(a) of the 2000 ISDA Definitions, the Termination Date shall not be a Payment Date hereunder. The final Payment Date shall be May 23, 2014.

Business Day Convention:	Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	Wachovia
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1873068)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429

Documentation:
Tel: (704) 715-7051
Fax: (704) 383-9139

Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Wells Fargo Bank, N.A. San Francisco, CA ABA # 121-000-248 Acct. # 3970771416 Acct. Name: SAS Clearing FFC: 53144601 HASCO 2007-HE2 Cap Account

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,
Wachovia Bank, N.A.

By: /s/Amanda Roof
Name: Amanda Roof
Title: Associate
SP__ Ref. No. 1873068
Accepted and Confirmed as of date first written above:
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2

By: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee

By: /s/ Martin Reed
Name: Martin Reed
Title: Vice President

ATTACHMENT I Amortization Schedule for 1873068

Calculation Period (from and including, to but excluding)			USD Notional Amount	USD Notional Reduction (at end of period)
25 Oct 07	to	26 Nov 07	35,037,681.00	(8,285,902.00)
26 Nov 07	to	26 Dec 07	43,323,583.00	(8,766,076.00)
26 Dec 07	to	25 Jan 08	52,089,659.00	(8,464,037.00)
25 Jan 08	to	25 Feb 08	60,553,696.00	(7,773,823.00)
25 Feb 08	to	25 Mar 08	68,327,519.00	(7,093,161.00)
25 Mar 08	to	25 Apr 08	75,420,680.00	(6,452,176.00)
25 Apr 08	to	27 May 08	81,872,856.00	(5,845,947.00)
27 May 08	to	25 Jun 08	87,718,803.00	(5,277,632.00)
25 Jun 08	to	25 Jul 08	92,996,435.00	(4,754,318.00)
25 Jul 08	to	25 Aug 08	97,750,753.00	(4,258,202.00)
25 Aug 08	to	25 Sep 08	102,008,955.00	(3,798,150.00)
25 Sep 08	to	27 Oct 08	105,807,105.00	(3,366,348.00)
27 Oct 08	to	25 Nov 08	109,173,453.00	(6,459,712.00)
25 Nov 08	to	26 Dec 08	115,633,165.00	(7,251,924.00)
26 Dec 08	to	26 Jan 09	122,885,089.00	(5,679,389.00)
26 Jan 09	to	25 Feb 09	128,564,478.00	(4,171,913.00)
25 Feb 09	to	25 Mar 09	132,736,391.00	(2,864,855.00)
25 Mar 09	to	27 Apr 09	135,601,246.00	(828,139.00)
27 Apr 09	to	26 May 09	136,429,385.00	268,546.00
26 May 09	to	25 Jun 09	136,160,839.00	501,450.00
25 Jun 09	to	27 Jul 09	135,659,389.00	660,064.00
27 Jul 09	to	25 Aug 09	134,999,325.00	805,155.00
25 Aug 09	to	25 Sep 09	134,194,170.00	1,006,123.00
25 Sep 09	to	26 Oct 09	133,188,047.00	1,209,230.00
26 Oct 09	to	25 Nov 09	131,978,817.00	1,397,330.00
25 Nov 09	to	28 Dec 09	130,581,487.00	1,561,018.00
28 Dec 09	to	25 Jan 10	129,020,469.00	1,700,483.00
25 Jan 10	to	25 Feb 10	127,319,986.00	1,815,444.00
25 Feb 10	to	25 Mar 10	125,504,542.00	1,907,168.00
25 Mar 10	to	26 Apr 10	123,597,374.00	1,978,629.00
26 Apr 10	to	25 May 10	121,618,745.00	2,037,041.00
25 May 10	to	25 Jun 10	119,581,704.00	2,085,432.00
25 Jun 10	to	26 Jul 10	117,496,272.00	2,125,306.00
26 Jul 10	to	25 Aug 10	115,370,966.00	2,157,462.00
25 Aug 10	to	27 Sep 10	113,213,504.00	2,182,545.00
27 Sep 10	to	25 Oct 10	111,030,959.00	2,201,094.00
25 Oct 10	to	26 Nov 10	108,829,865.00	2,213,664.00
26 Nov 10	to	27 Dec 10	106,616,201.00	2,220,767.00
27 Dec 10	to	25 Jan 11	104,395,434.00	2,222,888.00
25 Jan 11	to	25 Feb 11	102,172,546.00	2,220,472.00
25 Feb 11	to	25 Mar 11	99,952,074.00	2,213,946.00
25 Mar 11	to	25 Apr 11	97,738,128.00	2,203,689.00
25 Apr 11	to	25 May 11	95,534,439.00	2,190,060.00

Calculation Period (from and including, to but excluding)			USD Notional Amount	USD Notional Reduction (at end of period)
25 May 11	to	27 Jun 11	93,344,379.00	2,173,390.00
27 Jun 11	to	25 Jul 11	91,170,989.00	2,153,989.00
25 Jul 11	to	25 Aug 11	89,017,000.00	2,132,141.00
25 Aug 11	to	26 Sep 11	86,884,859.00	2,108,112.00
26 Sep 11	to	25 Oct 11	84,776,747.00	2,082,147.00
25 Oct 11	to	25 Nov 11	82,694,600.00	2,054,533.00
25 Nov 11	to	27 Dec 11	80,640,067.00	2,025,646.00
27 Dec 11	to	25 Jan 12	78,614,421.00	1,995,603.00
25 Jan 12	to	27 Feb 12	76,618,818.00	1,969,243.00
27 Feb 12	to	26 Mar 12	74,649,575.00	1,936,895.00
26 Mar 12	to	25 Apr 12	72,712,680.00	1,903,231.00
25 Apr 12	to	25 May 12	70,809,449.00	1,868,878.00
25 May 12	to	25 Jun 12	68,940,571.00	1,833,985.00
25 Jun 12	to	25 Jul 12	67,106,586.00	1,798,664.00
25 Jul 12	to	27 Aug 12	65,307,922.00	1,763,013.00
27 Aug 12	to	25 Sep 12	63,544,909.00	1,727,142.00
25 Sep 12	to	25 Oct 12	61,817,767.00	1,691,159.00
25 Oct 12	to	26 Nov 12	60,126,608.00	1,655,142.00
26 Nov 12	to	26 Dec 12	58,471,466.00	1,619,156.00
26 Dec 12	to	25 Jan 13	56,852,310.00	1,583,265.00
25 Jan 13	to	25 Feb 13	55,269,045.00	1,547,533.00
25 Feb 13	to	25 Mar 13	53,721,512.00	1,512,009.00
25 Mar 13	to	25 Apr 13	52,209,503.00	1,476,759.00
25 Apr 13	to	28 May 13	50,732,744.00	1,441,820.00
28 May 13	to	25 Jun 13	49,290,924.00	1,407,233.00
25 Jun 13	to	25 Jul 13	47,883,691.00	1,373,031.00
25 Jul 13	to	26 Aug 13	46,510,660.00	1,339,249.00
26 Aug 13	to	25 Sep 13	45,171,411.00	1,305,912.00
25 Sep 13	to	25 Oct 13	43,865,499.00	1,273,049.00
25 Oct 13	to	25 Nov 13	42,592,450.00	1,240,678.00
25 Nov 13	to	26 Dec 13	41,351,772.00	1,208,818.00
26 Dec 13	to	27 Jan 14	40,142,954.00	1,177,487.00
27 Jan 14	to	25 Feb 14	38,965,467.00	1,146,698.00
25 Feb 14	to	25 Mar 14	37,818,769.00	1,116,460.00
25 Mar 14	to	25 Apr 14	36,702,309.00	1,086,784.00
25 Apr 14	to	27 May 14	35,615,525.00	35,615,525.00